Investor Presentation Data as of September 30, 2013 (unless otherwise noted) Ticker Symbol: FULT (NASDAQ)

 This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements.  Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward- looking statements, whether as a result of new information, future events or otherwise.  A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward- looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012, and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov).  The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. Forward-Looking Statements 2

About Us  Mid-Atlantic financial holding company  6 community banks / 5 states  Fulton Financial Advisors  Fulton Mortgage Company  270 community banking offices  Asset size: $17.1 billion  3,800 team members (3,640 FTEs)  Shares outstanding: 192.3 million  Market capitalization: $ 2.2 billion  Book value per share: $10.55  Tangible book value per share (1): $7.77 3 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reason for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

A Valuable Franchise 4

1. Earnings Per Share (EPS) Growth 2. Quality Loan Growth 3. Improve Asset Quality 4. Core Deposit / Household Growth 5. Spread Management / Net Interest Margin 6. Increase Return on Average Assets (ROA) 7. Increase Return on Average Equity (ROE) 8. Expense Management 9. Enhance Compliance & Risk Management Infrastructure Corporate Priorities 5

Priorities: EPS 1. EPS Growth Q3 2013 Diluted EPS : 21 cents Unchanged from Q2 2013 and Q3 2012 6

$0.00 $0.05 $0.10 $0.15 $0.20 $0.25 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 0.11 0.11 0.13 0.14 0.16 0.16 0.17 0.18 0.20 0.18 0.19 0.20 0.21 0.20 0.20 0.21 0.21 Diluted Earnings Per Share (Quarterly) 7

Income Statement Summary 8 Q3 2013 Q2 2013 $ % Net Interest Income 132,533$ 132,065$ 468$ 0% Loan Loss Provision (9,500) (13,500) 4,000 -30% Non-Interest Income 44,724 49,451 (4,727) -10% Securities Gains 2,633 2,865 (232) -8% Non-Interest Expenses (116,605) (117,130) 525 0% Income Taxes (13,837) (13,169) (668) 5% Net Income 39,948$ 40,582$ (634)$ -2% Per Share (Diluted) 0.21$ 0.21$ -$ 0% Change (dollars in thousands, except per-share data)

2. Quality Loan Growth  Average loans up 1.6% compared to Q2 2013 and up 6.8% compared to Q3 2012 Fourth consecutive quarter of solid growth Priorities: Quality Loan Growth 9

Average Loans 10 Q3 2013 Q2 2013 $ % Comm'l Mort 4,962$ 4,758$ 204$ 4% Commercial 3,706 3,715 (9) 0% Home Equity 1,767 1,733 34 2% Resid Mort 1,324 1,309 15 1% Construction 576 617 (41) -7% Consumer/Other 393 397 (4) -1% Total Loans 12,728$ 12,529$ 199$ 1.6% Change (dollars in millions)

Peer Group*

Associated Banc-Corp
BancorpSouth, Inc.
BOK Financial Corporation
City National Corporation
Commerce Bancshares, Inc.
Cullen/Frost Bankers, Inc.
F.N.B. Corporation
FirstMerit Corporation
Hancock Holding Company
IBERIABANK Corporation
International Bancshares Corp.
People's United Financial, Inc.
Prosperity Bancshares, Inc.
Susquehanna Bancshares, Inc.
TCF Financial Corporation
UMB Financial Corporation
Umpqua Holdings Corporation
Valley National Bancorp
Webster Financial Corporation
Wintrust Financial Corporation

**Fulton's Peer group as of September 30, 2013*

FULTON FINANCIAL CORPORATION
11

Ending Loan Growth 12 Note: 2007 through 2012 represents December year-over-year change in ending loans. 06/30/13 represents June 30, 2013 over December 31, 2012 change in ending loans. 09/30/13 represents September 30, 2013 over December 31, 2012 change in ending loans. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies. Source: SNL Financial LC 5.2% 4.1% 1.4% -7.0% -4.0% -1.0% 2.0% 5.0% 8.0% 11.0% 2007 2008 2009 2010 2011 2012 06/30/13 09/30/13 FULT Peer Top 50*

3. Improve Asset Quality Priorities: Improve Asset Quality 13

1.12% 1.01% 1.03% 0.00% 1.00% 2.00% 3.00% Dec 31, 2007 Dec 31, 2008 Dec 31, 2009 Dec 31, 2010 Dec 31, 2011 Dec 31, 2012 Jun 30, 2013 Sep 30, 2013 FULT Peer Top 50* Non-accrual Loans to Loans 14 * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies. Source: SNL Financial LC

1.65% 1.29% 1.61% 0.80% 1.10% 1.40% 1.70% 2.00% 2.30% 2.60% Dec 31, 2007 Dec 31, 2008 Dec 31, 2009 Dec 31, 2010 Dec 31, 2011 Dec 31, 2012 Jun 30, 2013 Sep 30, 2013 FULT Peer Top 50* Allowance for Loan Losses to Loans 15 * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies. Source: SNL Financial LC

Non-performing Loans* (9/30/13) Comm'l Comm'l Mortgage Constr. Res. Mtg. Other Total (in thousands) Pennsylvania 30,646$ 16,613$ 13,246$ 11,027$ 9,083$ 80,615$ Maryland 3,297 1,162 5,781 2,556 3,098 15,894 New Jersey 8,831 19,927 4,749 10,423 8,169 52,099 Virginia 2,211 3,254 620 7,872 550 14,507 Delaware 199 1,667 - 2,431 871 5,168 45,184$ 42,623$ 24,396$ 34,309$ 21,771$ 168,283$ Ending Loans 3,645,270$ 5,063,373$ 577,342$ 1,327,469$ 2,167,445$ 12,780,899$ Non-performing Loan % (9/30/13) 1.24% 0.84% 4.23% 2.58% 1.00% 1.32% Non-performing Loan % (12/31/12) 1.85% 1.22% 5.48% 2.74% 1.01% 1.74% 16 * Includes loans ≥ 90 days past due and accruing and non-accrual loans.

$0 $20 $40 $60 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 45.0 45.0 40.0 40.0 40.0 40.0 38.0 36.0 31.0 30.0 28.0 25.5 23.0 17.5 15.0 13.5 9.5 Provision for Credit Losses (Quarterly, in millions of dollars) 17

4. Core Deposit / Household Growth Priorities: Core Deposit/ Household Growth 18

 Counties ranked #1 in deposit market share  Lebanon, PA (Fulton Bank, N.A. 31.3%)  Salem, NJ (Fulton Bank of New Jersey 26.0%)  Counties ranked #2 in deposit market share  Snyder, PA (Swineford National Bank 27.0%)  Montour, PA (FNB Bank, N.A. 26.4%)  Lancaster, PA (Fulton Bank, N.A. 23.7%)  Cecil, MD (The Columbia Bank 23.5%)  Washington, MD (The Columbia Bank 19.7%)  Gloucester, NJ (Fulton Bank of New Jersey 13.5%)  Counties ranked #3 in deposit market share  Northampton, PA (Lafayette Ambassador Bank 13.7%) Top County Market Share* (9/30/13) 19 * Based on data from FDIC.gov data as of June 30, 2013. Note: Branch offices spread across 52 counties in our 5 state footprint.

 Counties ranked #4 in deposit market share  York, PA (Fulton Bank, N.A. 10.2%)  Howard, MD (The Columbia Bank 9.4%)  Union, PA (Fulton Bank, N.A. 7.2%)  Counties ranked #5 in deposit market share  Warren, NJ (Fulton Bank of New Jersey 9.4%)  Columbia, PA (Fulton Bank, N.A. 4.2%)  Sussex, DE (Fulton Bank, N.A. 0.5%) Top County Market Share* (con’t) (9/30/13) 20 * Based on data from FDIC.gov data as of June 30, 2013. Note: Branch offices spread across 52 counties in our 5 state footprint.

16% 15% 11% 8% 50% Q2 2009 Non-Int DDA Int DDA Money Mkt Savings Time Deposit Composition 21 26% 23% 17% 10% 24% Q3 2013 Non-Int DDA Int DDA Money Mkt Savings Time Note: Deposit composition is based on quarterly average balances for the periods indicated.

Average Deposits Q3 2013 Q2 2013 $ % Non-Int DDA 3,221$ 3,117$ 104$ 3% Int DDA 2,895 2,719 176 6% Savings/MMDA 3,360 3,351 9 0% Total Core Deposits 9,477 9,187 290 3% CD's 3,065 3,169 (104) -3% Cash Management 288 287 1 0% Total Deposits 12,830$ 12,643$ 187$ 1% Change (dollars in millions) 22

86.10% 83.80% 75.00% 80.00% 85.00% 90.00% 2013 (2) 2012 (3) Overall Customer Satisfaction Score (1) 23 (1) Annual retail customer satisfaction surveys conducted by Fulton’s internal Marketing Research Group. Areas covered: Overall Customer Satisfaction and likelihood to recommend the bank; Customer experience; Specific issues of problems experience by customers; Motivating factors to bank with us. (2) Results based on 10,926 customer surveys completed in January 2013. (3) Results based on 4,897 customer surveys completed in January 2012.

5. Spread Management / Net Interest Margin  Q3 2013 Net Interest Margin (fully-taxable equivalent): 3.45%  Yield on average interest-earning assets: 3.96%  Cost of average interest-bearing liabilities: 0.70% Priorities: Margin 24

3.45% 3.41% 3.28% 3.00% 3.25% 3.50% 3.75% 4.00% Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 FULT Peer Top 50* Net Interest Margin (Quarterly) 25 Note: Fully-taxable equivalent * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies. Source: SNL Financial LC

Interest Rate Shocks (9/30/13) 26 1) A variety of interest rate scenarios are used to measure the effects of sudden and gradual movements upward and downward in the yield curve. These results are compared to the results obtained in a flat or unchanged interest rate scenario. Simulation of earnings is used primarily to measure Fulton’s short- term earnings exposure to rate movements. A "shock" is an immediate upward or downward movement of interest rates. The shocks do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet, nor do they account for competitive pricing over the forward 12-month period. These results include the effect of implicit and explicit floors that limit further reduction in interest rates. 2) This measurement is accomplished through stratification of assets and liabilities into repricing periods. The sums of assets and liabilities in each of these periods are compared for mismatches within that maturity segment. Core deposits having no contractual maturities are placed into repricing periods based upon historical balance performance. Repricing for mortgage loans, mortgage-backed securities and collateralized mortgage obligations is based upon industry projections for prepayment speeds. Rate Annual Change in % Change (1) Net Interest Income Change +400 bps $ 64,720 million 12.3% +300 bps $ 45,932 million 8.7% +200 bps $ 26,801 million 5.1% +100 bps $ 8,842 million 1.7% - 100 bps $ (18,265) million -3.5% 6-Month Cumulative GAP (2): 1.08

6. ROA Q3 2013: 0.93% Q2 2013: 0.97% Priorities: ROA and ROE 27 7. ROE (Tangible) (1) Q3 2013: 10.69% Q2 2013: 10.75% Note: ROA is return an average assets determined by dividing net income for the period indicated by average assets (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. Increase ROA and ROE

Return on Average Assets and Average Assets, by Bank 28 Nine Mos Ended Sept 30, 3013 Return on Average Assets* Average Assets ($ Millions) Sept 30, 3013 Sept 30, 3012 Lafayette Ambassador Bank 1,410$ 1.27% 1.56% Fulton Bank, NA 9,393$ 1.13% 1.29% FNB Ban , NA 355$ 0.93% 1.24% The Columbia Bank 1,983$ 0.81% 0.92% Fulton Bank of New Jersey 3,324$ 0.79% 0.44% Swineford National Bank 295$ 0.73% 1.25% Fulton Financial Corporation 16,774$ 0.95% 0.98% Nine Mos Ended *Net Income divided by average assets, annualized.

Total Risk-Based Capital Ratio 29 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% Dec 31, 2003 Dec 31, 2004 Dec 31, 2005 Dec 31, 2006 Dec 31, 2007 Dec 31, 2008 Dec 31, 2009 Dec 31, 2010 Dec 31, 2011 Dec 31, 2012 Sep 30, 2013 12.7% 11.8% 12.1% 11.7% 11.9% 14.3% 14.7% 14.2% 15.2% 15.6% 14.7%

Capital Adequacy (9/30/13) (1) Estimates – based on final rules. Application of the Basel III rules are also subject to further interpretation, which could result in changes to the estimates shown above. (2) Fully-phased in requirements, with 2.50% conservation buffer. Well- Well- FULT Capitalized FULT (1) Capitalized (2) Total Risk-Based Capital Ratio 14.72% 10.00% 14.60% 10.50% Tier 1 Risk-Based Capital Ratio 12.85% 6.00% 11.59% 8.50% Tier 1 Leverage Ratio 10.36% 5.00% 9.40% 5.00% Common Equity Tier 1 Ratio N/A N/A 11.59% 7.00% Basel III 30

$0.00 $2.00 $4.00 $6.00 $8.00 Sep 30, 2010 Dec 31, 2010 Mar 31, 2011 Jun 30, 2011 Sep 30, 2011 Dec 31, 2011 Mar 31, 2012 Jun 30, 2012 Sep 30, 2012 Dec 31, 2012 Mar 31, 2013 Jun 30, 2013 Sep 30, 2013 6.67 6.69 6.84 7.06 7.20 7.24 7.38 7.46 7.63 7.76 7.82 7.72 7.77 Tangible Book Value Per Share (1) 31 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (2) Compounded annual growth rate from September 30, 2010 to September 30, 2013. CAGR (2) = 5.2%

1.50 1.76 0.00 0.50 1.00 1.50 2.00 M u lt ip le o f T a n g ib le B o o k V al u e Price to Tangible Book Value (1) FULT Peer Group Median Price Multiple vs. Peer Group 32 Notes: Peer Tangible Book Value as of 9/30/2013. Source: SNL Financial LC FULT Tangible Book Value as of 9/30/2013. (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

14.24 16.24 0.00 4.00 8.00 12.00 16.00 20.00 M u lt ip le o f L ast 12 M o n th s o f EP S Price-to-LTM EPS (1) FULT Peer Group Median Price Multiple vs. Peer Group 33 Notes: Peer Price-to-last twelve months EPS as of 9/30/2013. Source: SNL Financial LC FULT Price-to-last twelve months EPS as of 9/30/2013. (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0.00 $0.01 $0.02 $0.03 $0.04 $0.05 $0.06 $0.07 $0.08 $0.09 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Cash Dividend Yield FULT – Cash Dividend and Yield (1) 34 (1) Annualized dividend rate per share divided by period-end stock price. (2) Compounded annual growth rate in cash dividend from September 30, 2009 to September 30, 2013. CAGR (2) = 27.8%

Stock Repurchase Programs 35 January 2013 October 2013 Program Program Authorized Shares to Repurchase 8.0 million 4.0 million % of Outstanding Shares 4.0% 2.1% Shares Repurchased* 8.0 million 0.0 million Remaining Shares available to repurchase as of September 30, 2013 - 4.0 million Average Purchase Price* $11.37 - Expiration Date September 30, 2013 March 31, 2014 * From January 1, 2013 to September 30, 2013

8. Expense Management Priorities: Expense Management 36

Non-Interest Expenses Q3 2013 Q2 2013 $ % Salaries & Benefits 63,344$ 63,490$ (146)$ 0% Occupancy & Equip. 15,165 15,340 (175) -1% Data Proc. & Software 8,025 7,603 422 6% Outside Services 5,048 5,315 (267) -5% Professional Fees 3,329 3,395 (66) -2% Operating Risk Loss 3,297 1,860 1,437 77% FDIC Insurance 2,918 3,001 (83) -3% Supplies & Postage 2,667 2,602 65 2% Marke ing 2,251 1,922 329 17% Telecommunications 2,047 1,736 311 18% OREO & Repo Expense 1,453 1,941 (488) -25% Other Expenses 7,061 8,925 (1,864) -21% Total Non-Interest Expense 116,605$ 117,130$ (525)$ 0% Change (dollars in thousands) 37

62.8% 64.8% 64.0% 50.0% 52.0% 54.0% 56.0% 58.0% 60.0% 62.0% 64.0% 66.0% 2007 2008 2009 2010 2011 2012 YTD 6/30 YTD 9/30 FULT Peer Top 50* Efficiency Ratio (1) 38 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies. Source: SNL Financial LC

9. Enhance Compliance & Risk Management Infrastructure  Financial reform legislation and a measureable increase in the scope and intensity of examinations of financial institutions.  Considerable resources have been invested in building out our risk management, compliance and technology infrastructures to meet higher level of regulatory expectations, including:  Stress Testing  Bank Secrecy Act  Qualified Residential Mortgage Rules  Flood Disaster Protection Act  Implement actions to reduce costs; will announce as decisions are implemented. Priorities: Enhance Compliance & Risk Management Infrastructure 39

Supplemental Information

Non-Interest Income (in millions) 41 $- $40 $80 $120 $160 $200 $240 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 YTD Sep 30 YTD Dec 31 (2) CAGR (1) = 7.2% (1) Compounded annual growth rate from year-ended December 31, 2003 to year-ended December 31, 2012. (2) Excludes $6.2 million gain on sale of Global Exchange Group.

Non-Interest Income 42 Q3 2013 Q2 2013 $ % (dollars in thousands) Invt Mgt & Trust 10,420$ 10,601$ (181) -2% Overdraft & NSF Fees 7,191 7,624 (433) -6% Mort. Banking Income 7,123 10,997 (3,874) -35% Service Charges 3,746 4,057 (311) -8% Merchant Fees 3,397 3,600 (203) -6% Cash Mgt Fees 3,001 2,970 31 1% Debit Card Fees 2,394 2,374 20 1% Other 7,452 7,228 224 3% Total Non-Interest Income 44,724$ 49,451$ (4,727)$ -10% Change

Q3 2013 Q2 2013 Change % Net Interest Margin (1) 3.45% 3.52% -0.07% -2% Yield on Average Earning Assets 3.96% 4.07% -0.11% -3% Cost of Funds 0.55% 0.58% -0.03% -5% Fed Funds 0.25% 0.25% - - Interest Rates 43 (1) Fully-taxable equivalent

Net Charge-offs (Recoveries) (YTD September 2013)

	Comm'l	Comm'l Mortgage	Constr.	Res. Mtg.	Other	Total
			(in thousands)			
Pennsylvania	$ 13,863	$ 4,127	$ 1,532	$ 2,220	$ 3,882	$ 25,624
Maryland	1,034	(449)	333	568	1,925	3,411
New Jersey	6,261	6,973	1,488	2,405	1,399	18,526
Virginia	297	(138)	43	2,251	211	2,664
Delaware	(29)	(217)	(9)	396	235	376
	$ 21,426	$ 10,296	$ 3,387	$ 7,840	$ 7,652	$ 50,601
Avg Loans	$ 3,694,612	$ 4,796,557	$ 594,991	$ 1,305,434	$ 2,114,799	$ 12,506,393
Annualized Net Charge-off %	0.77%	0.29%	0.76%	0.80%	0.48%	0.54%

FULTON FINANCIAL CORPORATION

44

0.54% 0.27% 0.31% 0.00% 0.50% 1.00% 1.50% 2007 2008 2009 2010 2011 2012 YTD 06/30 (1) YTD 09/30 FULT Peer Top 50* (1) Net Charge-Offs To Average Loans 45 * Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies. Source: SNL Financial LC (1) Annualized.

Ending Loan Distribution by State (9/30/13) September 30, % of June 30, Variance to 6/30/13 2013 Total 2013 $ % Pennsylvania 7,570,541$ 59.2% 7,579,143$ (8,602)$ 0% New Jersey 2,418,987 18.9% 2,350,924 68,063 3% Maryland 1,328,401 10.4% 1,250,429 77,972 6% Virginia 991,847 7.8% 1,021,673 (29,826) -3% Delaware 471,123 3.7% 443,249 27,874 6% 12,780,899$ 100.0% 12,645,418$ 135,481$ 1% (dollars in thousands) 46

Residential Mortgages (9/30/13) Ending % of NPL Allowance Balance Total Balance (1) Allocations (2) (dollars in thousands) Pennsylvania 674,154$ 50.8% 11,027$ 9,502$ Virginia 246,036 18.5% 7,872 12,093 New Jersey 168,939 12.7% 10,423 6,602 Maryland 157,324 11.9% 2,556 3,321 Delaware 81,016 6.1% 2,431 2,239 1,327,469$ 100.0% 34,309$ 33,757$ 47 (1) NPL – Non-performing loans. Includes accruing loans ≥ 90 days past due and non-accrual loans. (2) Related allowance for loan losses allocations.

Fulton Mortgage Company  New applications received during Q3 2013 were $418 million compared to $678 million during Q2 2013  Pipeline* $201 million at September 30, 2013 vs. $368 million at June 30, 2013  The approved loan pipeline at the end of Q3 2013 was $89 million  Percentage of the pipeline that has locked in an interest rate as of September 30, 2013: 88%  58% purchase / 42% refinancing during Q3 2013 48 * Defined as loans in process not yet closed with an application date prior to the end of the quarter. Loans in the following stages will be included: application received, pre-underwriting, in processing, in underwriting, approved, suspended, and pre-closing.

Commercial Loans (9/30/13) Ending % of NPL Allowance Balance Total Balance (1) Allocations (2) (dollars in thousands) Pennsylvania 2,621,740$ 71.9% 30,646$ 25,349$ New Jersey 521,643 14.3% 8,831 18,689 Maryland 285,943 7.9% 3,297 4,446 Virginia 152,533 4.2% 2,211 2,353 Delaware 63,411 1.7% 199 1,058 3,645,270$ 100.0% 45,184$ 51,895$ 49 (1) NPL – Non-performing loans. Includes accruing loans ≥ 90 days past due and non-accrual loans. (2) Related allowance for loan losses allocations.

Commercial Mortgages (9/30/13) Ending % of NPL Allowance Balance Total Balance (1) Allocations (2) (dollars in thousands) Pennsylvania 2,613,658$ 51.6% 16,613$ 21,562$ New Jersey 1,283,224 25.3% 19,927 26,659 Maryland 550,025 10.9% 1,162 3,960 Virginia 422,683 8.3% 3,254 3,169 Delaware 193,783 3.8% 1,667 3,277 5,063,373$ 100.0% 42,623$ 58,627$ 50 (1) NPL – Non-performing loans. Includes accruing loans ≥ 90 days past due and non-accrual loans. (2) Related allowance for loan losses allocations.

Construction Loans (9/30/13) Ending % of NPL Allowance Balance Total Balance (1) Allocations (2) (dollars in thousands) Pennsylvania 311,954$ 54.0% 13,246$ 4,767$ Virginia 97,426 16.9% 620 1,426 New Jersey 83,193 14.4% 4,749 3,210 Maryland 55,141 9.6% 5,781 2,687 Delaware 29,628 5.1% - 941 577,342$ 100.0% 24,396$ 13,031$ 51 (1) NPL – Non-performing loans. Includes accruing loans ≥ 90 days past due and non-accrual loans. (2) Related allowance for loan losses allocations.

Accruing Troubled Debt Restructurings September 30, 2013 June 30, 2013 $ % Residential mortgage 27,820$ 28,948$ (1,128)$ -4% Commercial mortgage 22,644 24,828 (2,184) -9% Construction 9,841 10,599 (758) -7% Commercial 8,184 8,394 (210) -3% Consumer and other 1,678 1,562 116 7% 70,167$ 74,331$ (4,164)$ -6% Change (dollars in thousands) 52 Note: Excludes non-accrual troubled debt restructurings.

Investment Portfolio (9/30/13) WEIGHTED AVG. ENDING REMAINING BALANCE LIFE (in millions) (in years) Agency collateralized mortgage obligations 1,113.8$ 3.75 Agency mortgage-backed securities 909.5 4.11 Municipal bonds 288.7 5.65 Auction rate securities 172.1 3.88 Corporate & trust preferred securities 105.2 12.24 FHLB & FRB stock 87.9 NA Bank stocks 28.8 NA Other investments 10.1 0.12 U.S. Treasuries and agencies 2.6 0.12 Net unrealized gain / (loss) (31.8) NA Total Investments 2,686.8$ 3.98 53 Monthly Investment Yield:2.88%

Projected Investment Security Cash Flows 54 $112 $91 $99 $92 2.34% 2.63% 2.43% 2.55% 2.25% 2.45% 2.65% 2.85% 3.05% 3.25% $0 $50 $100 $150 $200 4Q2013 1Q2014 2Q2014 3Q2014 Cash Fl o w Y ields (2) In v est m e n t Cash Fl o w s (1) (in m il lion s ) Investment Cash Flows Cash Flow Yields (1) Investment Cash Flows – the amount of principal payments & maturities from the entire investment portfolio. (2) Cash Flow Yields – internal rate of return on all cash flows, which includes mortgage backed securities’ prepayments.

Investment MBS & CMO Cash Flows (2012-2013) 55 $179,433,591 $198,017,854 $179,098,681 $156,740,334 $127,251,195 $4,591,601 $4,739,834 $4,133,244 $3,310,745 $2,953,068 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $0 $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 $120,000,000 $140,000,000 $160,000,000 $180,000,000 $200,000,000 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 P remi u m A m o rti z a ti o n Expense (2) P rinci p al Cash Fl o w (1) MBS & CMO Cash Flow Net Amortization Expense Book Price $102.00 Book Price $101.93 Book Price $101.59 Book Price $101.48 Book Price $101.51 (1) Principal Cash Flows – the amount of principal payments & maturities from MBS & CMO securities. (2) Premium Amortization – any premium paid for a bond above its par value is amortized (expensed) over the life of the bond.

Investment Portfolio – Transactions (3rd Quarter 2013) Principal Value (in thousands) Yield to Maturity (1) Wtd Avg Life (in years) MBS 18,053$ 2.62% 4.94 Municipal - Bond Anticipation Notes 5,425 1.50% 0.59 Municipal 6,994 5.42% 4.36 30,472$ 3.06% 4.03 Principal Value (in thousands) Book Yield (2) Gain/(Loss) (3) (in thousands) MBS 20,545$ 1.47% (13)$ CMO Agency 65,490 1.39% 607 ARCs 25 1.19% 0 86,060$ 1.41% 594$ Total Total Sales Purchases 56 (1) Yield to Maturity – the percentage rate of return paid if the security is held to its maturity date. It assumes that coupon interest paid over the life of the security is reinvested at the same rate. (2) Book Yield – the yield of a security calculated by using its book value instead of the current market price. (3) Does not include $2.1 million of bank stock gains for the third quarter of 2013.

Non-GAAP Reconciliation

__Note__: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principals) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's quarterly results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.

	YTD Sept 30, 2013	Year Ended December 31, 2012	2011	2010	2009	2008	2007
				(dollars in thousands)			
Efficiency ratio							
Non-interest expense	$ 344,671	$449,506	$ 416,476	$ 408,325	$ 415,537	$ 408,787	$ 407,125
Less: Intangible amortization	(1,603)	(3,031)	(4,257)	(5,240)	(5,747)	(7,162)	(8,334)
Numerator	$ 343,068	$446,475	$ 412,219	$ 403,085	$ 409,790	$ 401,625	$ 398,791
Net interest income (fully taxable equivalent)	$ 407,198	$ 561,190	$ 576,232	$ 574,257	$ 536,499	$ 540,118	$ 502,729
Plus: Total Non-interest income	146,932	216,624	187,727	182,320	173,935	113,218	149,694
Less: Investment securities (gains) losses	(7,971)	(3,026)	(4,561)	(701)	(1,079)	58,241	(1,740)
Denominator	$ 546,159	$774,788	$ 759,398	$ 755,876	$ 709,355	$ 711,577	$ 650,683
Efficiency ratio	62.8%	57.6%	54.3%	53.3%	57.8%	56.4%	61.3%

FULTON FINANCIAL CORPORATION

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Non-GAAP Reconciliation (con’t) 58 Q3 Q2 Sep 30, Jun 30, 2013 2013 R eturn o n average shareho lders' equity ( tangible) Net income 39,948$ 40,852$ P lus: Intangible amortization, net of tax 347 348 Net income, less intangible amortization, net of tax (numerator) 40,295$ 40,930$ Average shareholders' equity 2,029,078$ 2,062,483$ Less: Average goodwill and intangible assets (534,179) (534,713) Average tangible shareholders' equity (denominator) 1,494,899$ 1,527,770$ Return on average common shareholders' equity (tangible), annualized 10.69% 10.75% (dollars in thousands)

Non-GAAP Reconciliation (con't)

Tangible Book Value Per Share

	Sept 30, 2013	Jun 30, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
	(in thousands, except per share data)					
Common shareholders' equity	$2,028,964	$2,028,733	$ 2,081,656	$2,060,683	$ 2,041,184	$2,022,863
Less: Goodwill and intangible assets	(533,918)	(534,452)	(535,563)	(541,845)	(542,622)	(543,383)
Tangible shareholders' equity (numerator)	$ 1,495,046	$ 1,494,281	$ 1,546,093	$ 1,518,838	$ 1,498,562	$ 1,479,480
Shares outstanding, end of period (denominator)	192,332	193,658	199,225	198,975	200,880	200,354
Shareholders' equity (tangible), per share	$ 7.77	$ 7.72	$ 7.76	$ 7.63	$ 7.46	$ 7.38

	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
	(in thousands, except per share data)			
Common shareholders' equity	$ 1,992,539	$ 1,984,659	$ 1,953,309	$ 1,910,322
Less: Goodwill and intangible assets	(544,209)	(545,098)	(545,909)	(546,934)
Tangible shareholders' equity (numerator)	$ 1,448,330	$ 1,439,561	$ 1,407,400	$ 1,363,388
Shares outstanding, end of period (denominator)	200,164	199,892	199,370	199,191
Shareholders' equity (tangible), per share	$ 7.24	$ 7.20	$ 7.06	$ 6.84

	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010
	(in thousands, except per share data)		
Common shareholders' equity	$ 1,880,389	$ 1,876,310	$ 1,860,202
Less: Goodwill and intangible assets	(547,979)	(549,170)	(550,302)
Tangible shareholders' equity (numerator)	$ 1,332,410	$ 1,327,140	$ 1,309,900
Shares outstanding, end of period (denominator)	199,050	198,883	198,463
Shareholders' equity (tangible), per share	$ 6.69	$ 6.67	$ 6.60

FULTON FINANCIAL CORPORATION

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Non-GAAP Reconciliation (con’t) 60 Price-to-Tangible Book Value Per Share Sept 30, 2013 Closing Price of FULT on Sept 30, 2013 (numerator) 11.68$ Shareholders' equity (tangible), per share (denominator) 7.77$ Price-to-Tangible Book Value Per Share 1.50 % Price-to-Last Twelve Months (LTM) EPS Sept 30, 2013 Closing Price of FULT on Sept 30, 2013 (numerator) 11.68$ Last Tweleve Months Earnings Per Share (denominator) 0.82$ 14.24%

Fulton Financial Corporation One Penn Square Lancaster, PA 17602 www.fult.com Version 2013-11-01